Contact:	Media Relations Erica Platt 212 762 3268

Morgan Stanley	For Immediate Release

The Turkish Investment Fund, Inc. Announces Rights Offering

NEW YORK, March 16, 2007 – The Turkish Investment Fund, Inc. (NYSE: TKF) (the ‘‘Fund’’) announced today the filing of a Registration Statement with the Securities and Exchange Commission regarding a proposed rights offering to holders of the Fund’s common stock.

The Fund is listed on the New York Stock Exchange under the ticker symbol ‘‘TKF.’’ The Fund is a closed-end management investment company seeking long-term capital appreciation through investment primarily in equity securities of Turkish corporations.

For stockholders seeking more information, please call (888) 378-1568.

The Fund’s investment adviser is Morgan Stanley Investment Management Inc. (‘‘MSIM’’), a wholly-owned subsidiary of Morgan Stanley. MSIM, with over 400 investment professionals around the world, has more than $478 billion in assets under management or supervision as of November 30, 2006. MSIM offers investment management services to a diverse client base, which includes governments, institutions, corporations and individuals.

Morgan Stanley (NYSE: MS) is a leading global financial services firm providing a wide range of investment banking, securities, investment management and credit services. The Firm’s employees serve clients worldwide including corporations, governments, institutions and individuals from more than 600 offices in 30 countries. For further information about Morgan Stanley, please visit www.morganstanley.com.

A Registration Statement relating to the securities has been filed with the Securities and Exchange Commission but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the Registration Statement becomes effective. This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

Please read the prospectus, which contains this and other information about the Fund, and consider the investment objective, risks, charges and expenses of the Fund carefully before investing. For a copy of the Fund’s preliminary prospectus, please contact the Fund’s Information Agent, Georgeson, Inc. toll free at (800) 868-1346 or for banks and brokers call (212) 440-9800.

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